UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 4, 2015

Date of Report (Date of earliest event reported)

RMR Industrials, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-185046	46-0750094
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

9595 Wilshire Blvd, Suite 310

Beverly Hills, CA 90212

(Address of Principal Executive Offices)

(310) 409-4113

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

ITEM 8.01	Other Events

On September 4, 2015, upon approval from the Financial Industry Regulatory Authority (“FINRA”), RMR Industrials, Inc., a Nevada corporation (the “Company”) effected a 1-for-20 reverse stock split of all of its authorized and issued and outstanding shares of Class B Common Stock (the “Stock Split”). The Stock Split will decrease the number of the Company’s issued and outstanding Class B Common Stock to 833,457 from the current 16,669,142. The Stock Split will decrease the number of the Company’s authorized Class B Common Stock from 2,000,000,000 to 100,000,000.

In connection with the Stock Split described above, FINRA has assigned a “D” to the Company’s stock symbol “RMRI,” such “D” to be removed 20 business days from the open of business on September 4, 2015.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Certificate of Change to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RMR Industrials, Inc. a Nevada corporation

Dated: September 4, 2015	By:	/s/ Gregory Dangler
Gregory Dangler, President